                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 DEB SHOPS, INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

5) Total fee paid:

   -----------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

   -----------------------------------------------------------------------------

2) Form, Schedule or Registration Statement no.:

   -----------------------------------------------------------------------------

3) Filing Party:

   -----------------------------------------------------------------------------

4) Date Filed:

   -----------------------------------------------------------------------------

                                    [graphic]







                  9401 Blue Grass Road, Philadelphia, PA 19114
                                 (215) 676-6000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on
                             Wednesday, May 19, 2004
                                  at 10:00 a.m.

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DEB SHOPS, INC., a Pennsylvania corporation (the "Company"), will be held on Wednesday, May 19, 2004 at 10:00 a.m. at the offices of the Company, 9401 Blue Grass
Road, Philadelphia, Pennsylvania. The purposes of the meeting are to:

          1. Elect seven directors to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors; and

          2. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

   Information concerning such matters is set forth in the following Proxy Statement.

   March 31, 2004 is the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

   The accompanying form of Proxy is solicited by the Board of Directors of the Company. Even if you are planning to attend the Annual Meeting in person, please complete, date, sign and return the enclosed Proxy.


                By Order of the Board of Directors of the Company




WARREN WEINER, Secretary                              MARVIN ROUNICK, President



Dated: May 1, 2004

                                    [graphic]







                  9401 Blue Grass Road, Philadelphia, PA 19114
                              --------------------
                                 PROXY STATEMENT
                              --------------------
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MAY 19, 2004
                              --------------------

   This Proxy Statement is submitted with the attached Notice (the "Notice") of Annual Meeting of Shareholders of DEB SHOPS, INC. (the "Company") to be held on Wednesday, May 19, 2004 at 10:00 a.m., at the offices of the Company, 9401 Blue Grass Road, Philadelphia, Pennsylvania. The form of Proxy is enclosed. This Proxy Statement is first being sent or given to shareholders of the Company on or about May 1, 2004.

   The Board of Directors of the Company does not intend to bring any matter before the Annual Meeting except as specifically indicated in the attached Notice and does not know of anyone else who intends to do so. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed Proxy, or their duly constituted substitutes, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                              REVOCABILITY OF PROXY


   A Proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                         PERSONS MAKING THE SOLICITATION

   The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or of its subsidiaries, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of Proxies for the Annual Meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Company's common stock, $0.01 par value per share ("Common Stock"), held by them, and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


   The holders of record of the Common Stock of the Company at the close of business on March 31, 2004 (the "Record Date") will be entitled to notice of and to vote on all matters presented for vote at the Annual Meeting. At the close of business on March 31, 2004, the total number of outstanding shares of Common Stock was 13,684,900. Each share of Common Stock will be entitled to one vote on all business to come before the Annual Meeting on which a vote is taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast is necessary for a quorum to be present at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of March 31, 2004, regarding the shares of each class of equity securities of the Company owned by (i) each person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director and nominee for director, (iii) the Chief Executive Officer, each of the four other most highly compensated executive officers of the Company during the last fiscal year whose salary and bonus exceeded $100,000 and who were serving as executive officers at the end of the last completed fiscal year, and one individual for whom disclosure would have been provided pursuant to the foregoing but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year (collectively, the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.


                          Amount and
                           Nature of
Name and Address of       Beneficial                               Percent
Beneficial Owner (1)       Ownership         Title of Class        of Class
--------------------       ---------         --------------        --------
Marvin Rounick(2)          3,983,756(3)(13)  Common Stock            29.1%
9401 Blue Grass Road             230         Non-Voting Series A     50.0%
Philadelphia, PA 19114                       Preferred Stock

Judy Rounick                 693,736(4)      Common Stock             5.1%
9401 Blue Grass Road
Philadelphia, PA 19114

Warren Weiner              2,850,764(5)(13)  Common Stock            20.8%
9401 Blue Grass Road             230         Non-Voting Series A     50.0%
Philadelphia, PA 19114                       Preferred Stock

Penny Weiner               1,516,238(6)      Common Stock            11.1%
9401 Blue Grass Road
Philadelphia, PA 19114

Barry H. Frank             1,638,982(7)(13)  Common Stock            11.9%
1735 Market Street
Philadelphia, PA
19103-7598

Robert Shein               1,629,732(7)(8)   Common Stock            11.9%
896 Roscommon Road
Bryn Mawr, PA 19010

Jack A. Rounick(2)           952,334(9)(13)  Common Stock             7.0%
3 Penn Court
325 Swede Street
Norristown, PA 19404

Stuart H. Savett             751,000(10)     Common Stock             5.5%
404 Spring Garden Lane
West Conshohocken, PA
19428

Royce & Associates,          726,500(11)     Common Stock             5.3%
LLC

Barry H. Feinberg             10,000(13)     Common Stock        Less than 1%

Ivan Inerfeld                 10,000(13)     Common Stock        Less than 1%

Ned J. Kaplin                  1,500         Common Stock        Less than 1%

Allan Laufgraben             200,000(13)     Common Stock            1.5%

Barry Vesotsky                75,000(13)     Common Stock        Less than 1%

Lewis Lyons                   35,500(12)(13) Common Stock        Less than 1%

Barry J. Susson                  -0-         Common Stock            -0-

All Directors and          9,822,656(13)     Common Stock            69.0%
Executive Officers as            460         Non-Voting Series A    100.0%
a Group                                      Preferred Stock
(13 persons)

---------------
(1) Addresses are included for beneficial owners of more than 5% of the Common Stock of the Company.

(2)   Marvin Rounick and Jack A. Rounick are brothers.

(3) Marvin Rounick has sole voting and dispositive power with respect to 3,140,020 shares of Common Stock (23.0% of the class), and shared voting and dispositive power with Judy Rounick, his wife, with respect to the remaining 693,736 shares of Common Stock (5.1% of the class). See note
      (4) below. The foregoing table does not include 750,000 shares of Common Stock (5.5% of the class) held by a trust of which Mr. Rounick is the sole beneficiary, but as to which neither Mr. nor Mrs. Rounick has voting or dispositive power. See notes (9) and (10) below.

(4) Judy Rounick has shared voting and dispositive power with Marvin Rounick, her husband, with respect to these shares. See note (3) above.

(5) Warren Weiner has sole voting and dispositive power with respect to 1,147,766 shares of Common Stock (8.4% of the class) and shared voting and dispositive power with Penny Weiner, his wife, with respect to 1,516,538 shares of Common Stock (11.1% of the class). See note (6) below. The table also includes 25,000 shares of Common Stock held by trusts for the benefit of Mr. Weiner's nephew and nieces, as to which Mr. Weiner has sole voting and dispositive power as trustee, and 200 shares of Common Stock held by a trust for the benefit of Mr. Weiner's granddaughter, as to which Mr. Weiner has voting and dispositive power as trustee. The foregoing table does not include 605,504 shares of Common Stock (4.4% of the class) held by a trust of which Mr. Weiner is the sole beneficiary, or 1,023,478 shares of Common Stock (7.5% of the class) held by a trust of which Mrs. Weiner is the sole beneficiary, but as to which neither Mr. nor Mrs. Weiner has voting or dispositive power. See note (7) below. The table includes 11,260 shares of Common Stock to which Mr. Weiner may become entitled under the Company's 401(k) Plan.

(6) Penny Weiner has shared voting and dispositive power with Warren Weiner, her husband, with respect to these shares. See note (5) above.

(7) Includes 1,628,982 shares held by trusts for the benefit of Mr. or Mrs. Warren Weiner, of which Messrs. Frank and Shein share voting and dispositive power as co-trustees. Messrs. Frank and Shein disclaim beneficial ownership of these shares.

(8) Includes 750 shares held by a child of Mr. Shein as to which he disclaims beneficial ownership.

(9) Jack A. Rounick has sole voting and dispositive power with respect to 35,434 shares of Common Stock. Mr. Rounick also has shared voting and dispositive power, with Noreen Rounick, his wife, with respect to 156,900 shares of Common Stock (1.2% of the class). The table also includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Jack Rounick shares voting and dispositive power as a co-trustee with Stuart Savett; Mr. Rounick disclaims beneficial ownership of these shares.

(10) Includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Mr. Savett shares voting and dispositive power as a co-trustee with Jack A. Rounick; Mr. Savett disclaims beneficial ownership of such shares.

(11) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 30, 2004, which states that the address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019.

(12) Mr. Lyons passed away on January 24, 2004. He is included in this table as a Named Executive Officer based upon his 2003 compensation.

(13) Beneficial ownership has been determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore, includes shares of Common Stock covered by options granted to officers and directors pursuant to the Deb Shops, Inc. Incentive Stock Option Plan, As Amended and Restated Effective January 1, 2002 (the "Stock Option Plan") which are currently exercisable or are exercisable within 60 days of March 31, 2004 as follows: Mr. M. Rounick - 150,000, Mr. Weiner - 150,000, Mr. Laufgraben - 100,000, Mr. Vesotsky - 50,000, Mr. Lyons - 15,000, Mr. J. Rounick - 10,000, Mr. Frank - 10,000, Mr.
      Feinberg - 10,000 and Mr. Inerfeld - 10,000; all directors and executive officers as a group (13 persons) - 561,000.

(14)  See prior footnotes.

                              ELECTION OF DIRECTORS


   Seven directors will be elected to hold office subject to the provisions of the Company's By-Laws until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

   The following table sets forth the name, age, position with the Company and respective service dates of each person who has been nominated to be a director of the Company. All nominees are currently directors standing for re-election except for Ned J. Kaplin, who was identified and recommended to the Nominating Committee by management and who has been, based upon the recommendation of the Nominating Committee, nominated by the Board of Directors to be a director of the Company.

                                                                                              Director
Name                                 Age              Position with the Company                Since
----                                 ---              -------------------------                -----
Marvin Rounick...................    63    Director, President and Chief Executive Officer      1973

Warren Weiner....................    60    Director, Executive Vice President,                  1973
                                           Secretary and Treasurer

Jack A. Rounick..................    68    Director, Assistant Secretary                        1973

Barry H. Feinberg................    58    Director                                             1989

Barry H. Frank...................    65    Director                                             1989

Ivan Inerfeld....................    63    Director                                             2000

Ned J. Kaplin....................    56    --                                                    --


Marvin Rounick and Jack A. Rounick are brothers.

   A plurality of the votes cast by all shareholders entitled to vote with respect to the election of directors at the Annual Meeting is required for the election of directors. Shareholders may vote "FOR" or "AUTHORITY WITHHELD" with respect to the election of the entire slate of directors by marking the proper box on the enclosed form of Proxy, or may vote "AUTHORITY WITHHELD" with respect to any one or more nominees by marking the proper box and writing out the names of such nominees on the Proxy, as instructed therein. Abstentions and broker non-votes will have the same effect as votes of "AUTHORITY WITHHELD" in the case of the election of directors. Upon the execution and return of the enclosed form of Proxy, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted "FOR" the above nominees in the election of directors.

Principal Occupations of the Nominees to be Directors

   Marvin Rounick has been employed by the Company since 1961. Since 1979, he has served as the President and Chief Executive Officer.

   Warren Weiner was employed by the Company from 1965 until 1975. He rejoined the Company in January 1982 as Executive Vice President, Secretary and Treasurer.

   Jack A. Rounick is an Assistant Secretary of the Company. Since November 1997, he has been counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania, which provides legal services to the Company.

   Barry H. Feinberg has been, since February 1, 2002, President and Chief Executive Officer of Consolidated Vision Group, Inc., Pennsauken, New Jersey, a retailer of optical products, and since January 1992, President of The Feinberg Group or its predecessor firms, Philadelphia, Pennsylvania, a private equity investment company. Since 1991, Mr. Feinberg also has been an Adjunct Professor of Marketing at the Wharton School, University of Pennsylvania.

   Barry H. Frank is a partner in the law firm of Pelino & Lentz, P.C. which provided legal services to the Company. From 1987 until 2000, he was a partner in the law firm of Mesirov Gelman Jaffe Cramer & Jamieson, LLP, Philadelphia,

Pennsylvania, which merged in 2000 with the law firm of Schnader Harrison Segal & Lewis LLP, Philadelphia, Pennsylvania ("Schnader Harrison"). From the merger until February 2003, Mr. Frank was a partner in Schnader Harrison, which provided legal services to the Company.

   Ivan Inerfeld has been, since June 1999, the Chairman of Interactive Enterprise Limited, Dublin, Ireland and Bryn Mawr, Pennsylvania, a broadband infrastructure company, as well as a self-employed consultant and private investor. From October 1997 to May 1999, Mr. Inerfeld was Managing Director of Cross Atlantic Technology Fund, Radnor, Pennsylvania, a venture capital group.

   Ned J. Kaplin has been, since January 1999, a partner and Secretary/ Treasurer of Briara Trading Company, West Conshohocken, Pennsylvania, a wholesale apparel company.

                       MANAGEMENT RECOMMENDS VOTING "FOR"
                        THE ABOVE NOMINEES FOR DIRECTOR.


Meetings of the Board of Directors and Committees

   The Board of Directors holds formal meetings and also discusses matters on an informal basis. The Board held two meetings during the fiscal year ended January 31, 2004 and acted by written consent ten times during the year. The Board has established an Audit Committee, a Stock Option Committee, a Compensation Committee, a Nominating Committee and a 401(k) Plan Committee. Each director attended all meetings of the Board and of the Committees on which he served, except Barry Frank, who attended all but one meeting of the Audit Committee.

   The Audit Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the integrity and audits of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance of the Company's systems of internal accounting and financial controls, and the qualifications and independence of the Company's independent auditors. The Audit Committee held nine meetings during the last fiscal year.

   The Stock Option Committee, consisting of Marvin Rounick, Warren Weiner and Jack A. Rounick, is responsible for grants of options under the Stock Option Plan to employees other than persons who are "covered employees," as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended ("Covered Employees"), or "officers," as that term is defined in Rule 16a-1(f) of the Securities Exchange Act of 1934 ("Executive Officers"). The Stock Option Committee held no meetings and acted by written consent one time during the last fiscal year.

   The Compensation Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The function of the Compensation Committee is to determine the appropriate levels of compensation for the President, the Executive Vice President and all other Executive Officers of the Company. The Compensation Committee has been and will continue to be responsible for grants of options under the Stock Option Plan to Covered Employees, and will be responsible for grants of options under the Stock Option Plan to the Executive Officers (to the extent any such persons are not Covered Employees). The Company's Covered Employees for the last fiscal year were Marvin Rounick, Warren Weiner, Allan Laufgraben, Barry Vesotsky, Lewis Lyons and Barry J. Susson. The Compensation Committee held no meetings and acted by written consent one time during the last fiscal year.

   The Nominating Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The principal purpose of the Nominating Committee is to identify individuals qualified to become members of the Board of Directors and recommend that the Board select the director nominees for the next annual meeting of shareholders. The Committee was established on February 2, 2004 and, therefore, held no meetings during the last fiscal year.

   The 401(k) Plan Committee, consisting of Marvin Rounick, Warren Weiner and Stanley A. Uhr, Esq., administers the Company's 401(k) Plan. The 401(k) Plan Committee held one meeting and acted by written consent one time during the last fiscal year.

Compensation of Directors

   Directors of the Company, other than directors who are also employees of the Company, receive $1,000 for each meeting of the Board of Directors and Committees of the Board attended, plus expenses.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld.

   Barry H. Frank, a member of the Compensation Committee of the Company, is a partner in the law firm of Pelino & Lentz P.C., which provided legal services to the Company during the last fiscal year.

                              CORPORATE GOVERNANCE

   The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, Nasdaq has recently adopted changes to its corporate governance and listing requirements.

Director Independence

    The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent," in compliance with the rules of Nasdaq, are comprised, in part, of those objective standards set forth in the Nasdaq rules, which generally provide that no director or nominee for director qualifies as "independent" unless the Board of Directors affirmatively determines that such person has no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Specifically, the following persons may not be considered independent: (i) a director or nominee for director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company; (ii) a director or nominee for director who accepts, or has a family member who accepts, any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than (1) compensation for Board or Board committee service, (2) payments arising solely from investments in the Company's securities, (3) compensation paid to a family member who is a non-executive employee of the Company or a parent or subsidiary of the Company, and (4) benefits under a tax-qualified retirement plan, or non-discretionary compensation); (iii) a director or nominee for director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer; (iv) a director or nominee for director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than (1) payments arising solely from investments in the Company's securities or (2) payments under non-discretionary charitable contribution matching programs; (v) a director or nominee for director who is, or has a family member who is, employed as an executive officer of another entity at any time during the past three years where any of the executive officers of the Company serve on the compensation committee of such other entity; and (vi) a director or nominee for director who is, or has a family member who is, a current partner of the Company's independent auditors, or was a partner or employee of the Company's independent auditors, and worked on the Company's audit at any time during the past three years.

   The Board of Directors, in applying the above-referenced standards, has affirmatively determined that each of the following individuals is (or, in the case of any nominee who is not currently a director, will be upon election by the shareholders of the Company) an "independent" director of the Company:
Barry H. Feinberg, Barry H. Frank, Ivan Inerfeld and Ned J. Kaplin. As part of the Board's process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other relationship with the Company which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Independent Directors

     o A majority of the members of the Company's Board of Directors have been determined to meet Nasdaq's standards for independence. See "Director Independence" above.

     o The Company's independent directors will meet in executive session at least twice during fiscal 2004. Barry H. Frank is expected to act as Chairman at the meetings of the independent directors.

Audit Committee

     o All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by Nasdaq and applicable Securities and Exchange Commission ("SEC" or the "Commission") rules. See "Director Independence" above.

     o The Board of Directors has determined that: (i) none of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, (ii) all of the members of the Audit Committee are able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and (iii) Ivan Inerfeld has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in his financial sophistication, and is an "audit committee financial expert" within the meaning of applicable SEC rules.

     o The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. The charter is reproduced as Addendum A to this proxy statement. Copies of the charter can be obtained free of charge on the Company's web site, www.debshops.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Corporate Counsel.

     o Ernst & Young LLP, the Company's independent auditors, report directly to the Audit Committee.

     o The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

     o The Audit Committee has adopted a policy to enable confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters.

     o The Company conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by the Audit Committee.

Compensation Committee

     o All members of the Compensation Committee have been determined to meet Nasdaq's standards for independence. See "Director Independence" above. Further, each member is a "non-employee director" as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 and an "outside director" as defined in Treasury Regulations Section 1.162-27, promulgated under the Internal Revenue Code of 1986, as amended.

Nominating Committee

     o All members of the Nominating Committee have been determined to meet Nasdaq's standards for independence. See "Director Independence" above.

     o The Nominating Committee operates under a formal charter that governs its duties and standards of performance. The charter is reproduced as Addendum B to this proxy statement. Copies of the charter can be obtained free of charge on the Company's web site, www.debshops.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Corporate Counsel.

     o The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should follow the procedures described in this proxy statement under the caption "Procedures for Nominating or Recommending for Nomination Candidates for Director." Pursuant to those procedures, once the Nominating Committee has identified prospective nominees, background information will be elicited about the candidates, following which they will be investigated, interviewed and evaluated by the Committee, which will then report to the Board of Directors. No distinctions will be made as between internally-recommended candidates and those recommended by shareholders.

Code of Business Conduct & Ethics

     o The Company has adopted a Code of Business Conduct & Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest, and portions of which code are intended to meet the definition of a "code of ethics" under applicable SEC rules. All directors, officers and employees, including the principal executive officer, principal financial officer, controller and persons performing similar functions, are subject to the provisions of the code. Copies of the code can be obtained free of charge on the Company's web site, www.debshops.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Corporate Counsel.

Directors' Attendance at Annual Meetings of Shareholders

     It has been and is the policy of the Company's Board of Directors to expect that all directors attend annual meetings of shareholders except where the failure to attend is due to unavoidable circumstances or conflicts. All members of the Board of Directors attended the Company's Annual Meeting of Shareholders for its fiscal year ended January 31, 2003.

Communication With the Board of Directors

     A shareholder who wishes to communicate with the Board of Directors, or specific individual directors, may do so by directing a written request addressed to such directors or director at the address appearing on the first page of this proxy statement. All communications directed to members of the Board will be relayed to the intended Board member(s).

                    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
                               SHAREHOLDER RETURNS


   The following graph compares the cumulative total shareholder return for the last five fiscal years for the Company's Common Stock to the cumulative total returns of (i) The Nasdaq Stock Market (US Companies) and (ii) the Dow Jones Retailers -- Specialty-Apparel Index.

                                   [graphic]

























------------------------------------------------------------------------------------------------------------------------------------
                                                                   Legend

                                                                                         Fiscal Year Ended
                                                                 -----------------------------------------------------------------
Symbol          Index Description                                01/31/99   01/31/00    01/31/01   01/31/02    01/31/03   01/31/04
------          ------------------------------                   --------   --------    --------   --------    --------   --------
[graphic]       DEB SHOPS, INC.                                    100         139        146         247        189         200
[graphic]       Nasdaq Stock Market (US Companies)                 100         163        124          58         54          79
[graphic]       Dow Jones Retailers - Specialty Apparel Index      100          90        105          91         78         104

 Notes
 A. The lines represent annual index levels, assuming reinvestment of all dividends paid during the measurement period.
 B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
 C. If the fiscal year does not end on a trading day, the preceding trading day is used.
 D. The index level for all series was set to 100.0 on 01/31/99.
------------------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION


   The following information is furnished for the fiscal years ended January 31, 2004, 2003 and 2002, with respect to the Company's Named Executive Officers. The Summary Compensation Table includes amounts deferred at the officer's election.

                           Summary Compensation Table


                                                                                        Long Term Compensation
                                                                                  ----------------------------------
                                               Annual Compensation                        Awards             Payouts
                                         -----------------------------------      -----------------------    -------
                                                                                                Number of
                               Fiscal                                Other                       Shares
                                Year                                 Annual      Restricted    Underlying
   Name and                    Ended                             Compensation      Stock       Options/      LTIP       All Other
Principal Position              1/31      Salary       Bonus         (1)         Award(s)        SARS       Payouts   Compensation
------------------             ------    --------     --------    ------------   ----------    ----------    -------   ------------
Marvin Rounick                  2004     $405,012            -         -              -             -           -              -
 President and                  2003     $406,358            -         -              -             -           -              -
 Chief Executive                2002     $406,358            -         -              -             -           -              -
 Officer

Warren Weiner                   2004     $297,600            -         -              -             -           -         $1,212(2)
 Executive Vice                 2003     $298,610            -         -              -             -           -         $2,070
 President,                     2002     $298,610            -         -              -             -           -         $3,000
 Secretary, and
 Treasurer

Allan Laufgraben                2004     $400,050            -         -              -             -           -         $2,000(2)
 Senior Vice-                   2003     $381,428     $221,524         -              -             -           -         $2,443
 President,                     2002     $326,250     $371,931         -              -             -           -         $3,000
 Merchandising

Barry Vesotsky                  2004     $250,000            -         -              -             -           -         $1,154(2)
 Vice President,                2003     $250,961     $110,762         -              -             -           -         $1,937
 Merchandising                  2002     $200,769     $185,965         -              -             -           -         $3,000

Lewis Lyons                     2004     $163,200(3)         -         -              -             -           -         $1,600(2)
 Senior Vice-                   2003     $164,357            -         -              -             -           -         $1,351
 President,                     2002     $148,937            -         -              -             -           -         $3,071
 Finance and
 Assistant Secretary

Barry J. Susson                 2004     $161,874(4)         -         -              -             -           -              -
 Chief Financial
 Officer

____________________

(1) The Named Executive Officers received various personal benefits, the total value of which did not exceed for any fiscal year as to any such person the lesser of $50,000 or 10% of his annual salary and bonus.

(2) Consists of Company contributions to the Company's 401(k) Plan for the account of the named executive subject to vesting by lapse of time.

(3) Mr. Lyons passed away on January 24, 2004, and his compensation information reflects all payments made to him through January 24, 2004.

(4)  Mr. Susson joined the Company in February 2003.

Grant of Stock Options

   The following table sets forth information regarding grants of stock options made during the Company's fiscal year ended January 31, 2004 to each of the Named Executive Officers pursuant to the Stock Option Plan:

                                  Option Grants in Last Fiscal Year



                                                                                    Potential
                                                                               Realization Value At
                          Individual Grants                                      Assumed Annual
                      --------------------------                                    Rates of
                       Number of   Percentage of                                   Stock Price
                        Shares       Options                                     Appreciation For
                      Underlying    Granted to      Exercise                     Option Term (1)
                       Options     Employees in     Price Per    Expiration    -------------------
Name                   Granted      Fiscal Year     Share ($)       Date          5%         10%
----                  ----------    -------------   ---------    ----------    --------   --------
Marvin Rounick               -              -             -           -               -          -
Warren Weiner                -              -             -           -               -          -
Allan Laufgraben             -              -             -           -               -          -
Barry Vesotsky               -              -             -           -               -          -
Lewis Lyons                  -              -             -           -               -          -
Barry J. Susson         30,000          66.67%        23.75       10/21/08     $198,851   $434,988

_________________

(1) Potential realizable value is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price performance.

Exercise of Stock Options

   The following table sets forth information regarding the exercise of stock options by each of the Named Executive Officers of the Company during the fiscal year ended January 31, 2004, as well as the value of any unexercised options:

                               Aggregated Option Exercises in Last Fiscal Year
                                      and Fiscal Year End Option Values


                                                   Total Number of Shares           Value of Unexercised
                                                   Underlying Unexercised           In-the-Money Options
                         Shares                  Options at Fiscal Year End        at Fiscal Year End (1)
                        Acquired      Value      ---------------------------     --------------------------
Name                  On Exercise    Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
----                  -----------    --------   -----------    -------------    -----------   -------------
Marvin Rounick             -            -          75,000         150,000           $0              $0
Warren Weiner              -            -          75,000         150,000           $0              $0
Allan Laufgraben           -            -         100,000         150,000           $0              $0
Barry Vesotsky             -            -          25,000         100,000           $0              $0
Lewis Lyons                -            -          15,000               -            -              $0
Barry J. Susson            -            -               -          30,000           $0              $0

______________

(1) Options are in-the-money at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

Employment Contracts

   Allan Laufgraben has a written agreement with the Company which provides that Mr. Laufgraben will serve as the Company's Senior Vice President-Merchandising, will be paid a base salary of $400,000 per year with respect to fiscal years ended January 31, 2003 and January 31, 2004 and ending January
31, 2005 and $450,000 per year with respect to fiscal years ending January 31, 2006 and 2007, and, subject to certain limitations, will be entitled to receive a bonus with respect to all fiscal years equal to four percent of the increase in earnings before interest and taxes on a consolidated basis of the Company's apparel business (excluding Tops 'N Bottoms) for such fiscal year over the corresponding amount for the preceding fiscal year. Mr. Laufgraben was also awarded the option to purchase up to 250,000 shares of the Common Stock of the Company pursuant to the agreement.

   Barry Vesotsky had a written agreement with the Company which provided that Mr. Vesotsky would serve as the Company's Vice President-Merchandising, was to be paid a base salary of $250,000 per year with respect to fiscal years ended January 31, 2003 and January 31, 2004 and ending January 31, 2005 and $275,000 per year with respect to fiscal years ending January 31, 2006 and 2007, and, subject to certain limitations, was entitled to receive a bonus with respect to all fiscal years equal to two percent of the increase in earnings before interest and taxes on a consolidated basis of the Company's apparel business (excluding Tops 'N Bottoms) for such fiscal year over the corresponding amount for the preceding fiscal year. Mr. Vesotsky was also awarded an option to purchase up to 125,000 shares of the Common Stock of the Company pursuant to the agreement.

   Mr. Vesotsky's written agreement described above was terminated upon his resignation from the Company, effective March 31, 2004.

Report on Executive Compensation

   The compensation of the President and Executive Vice President was set by the Board of Directors. In the Company's fiscal year ended January 31, 2004, the Board of Directors compensated the President and the Executive Vice President on the basis of fixed salaries, supplemented by various perquisites which are included as "salary" in the Summary Compensation Table above and as described below. In general, the cash compensation is considered by the Board to be appropriate for those positions, irrespective of the Company's performance. The President and the Executive Vice President, alone or together with spouses and various trusts and partnerships for family members, are principal shareholders of the Company. The cash compensation of those officers has not, therefore, increased materially in years of above-average Company performance and has not decreased materially in years of below-average performance. Beginning in 2002, the Board of Directors determined that the President and Executive Vice President should be eligible to receive incentive compensation when appropriate.

   The salaries, bonuses and benefits paid to Mr. Laufgraben and Mr. Vesotsky have been and, as to Mr. Laufgraben, will continue to be governed by the terms of their employment agreements with the Company. See "Executive Compensation-Employment Contracts" set forth above in this Proxy Statement. The other executive officers of the Company have been principally compensated through fixed salaries set by the President, as authorized by the Board of Directors, and, in some cases, grants of options under the Stock Option Plan. Beginning with the Company's fiscal year ending January 31, 2005, the compensation of the President, the Executive Vice President and all other executive officers of the Company will be determined by the Company's Compensation Committee.

   The foregoing report is submitted by the Board of Directors: Barry H. Feinberg, Barry H. Frank, Ivan Inerfeld, Jack Rounick, Marvin Rounick and Warren Weiner.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


   The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2004 with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   The Audit Committee has received the written disclosures and the letter from the Company's independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's systems of internal control, and the overall quality of the Company's financial reporting. Consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, the Audit Committee met with management and the independent auditors prior to the filing of officers' certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 for filing with the SEC.

   The foregoing report is submitted by the Audit Committee: Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld.

                          TRANSACTIONS WITH MANAGEMENT
                       AND CERTAIN BUSINESS RELATIONSHIPS


   The Company leases its warehouse and office facility (the "Facility") totaling approximately 280,000 square feet pursuant to a 20-year lease dated and effective June 15, 1982, as amended (the "Lease"), from the Blue Grass Partnership ("Lessor"). The partners of the Lessor are Marvin Rounick, Director, President and Chief Executive Officer of the Company, Warren Weiner, Director, Executive Vice President, Secretary and Treasurer of the Company, Jack A. Rounick, Director and Assistant Secretary of the Company, and their respective spouses. Under the terms of the Lease, the Company must pay all maintenance, repairs, insurance, utilities, taxes, improvements and modifications to the Facility. On January 3, 1999, the Lease was amended to extend the term for an additional five years. During the fiscal year ended January 31, 2004, the Company accrued and paid rent of $550,000 under the Lease.

   The Company believes that the terms of the Lease are fair, reasonable and consistent with the terms that would have been available to the Company if made with unaffiliated parties.

   Two adult children of Marvin Rounick, President of the Company, are employed by the Company. Together, these children earned approximately $173,000 in salary during the last fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Based solely on a review of copies of Forms 3, 4 and 5 furnished to the Company under Section 16(a) of the Exchange Act or written representations from persons required to furnish to the Company copies of such Forms 3, 4 and 5 if filed with the SEC, the Company has determined that its directors, officers and more than 10% shareholders filed when due all reports required by
Section 16(a) of the Exchange Act during the fiscal year ended January 31, 2004.

                     RELATIONSHIPS WITH INDEPENDENT AUDITORS


   The firm of Ernst & Young LLP was the Company's independent auditors for the fiscal year ended January 31, 2004. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of shareholders.

   It has been the Company's practice to have the Board of Directors select, upon recommendation by the Audit Committee, the independent auditors for the Company. In accordance with the Company's Audit Committee Charter, the Audit Committee is now solely responsible for the appointment of the Company's independent auditors. The Audit Committee expects to select the Company's independent auditors at the meeting of the Audit Committee on May 19, 2004.

Audit Fees

   Fees for audit services totaled approximately $127,000 for the fiscal year ended January 31, 2004 and approximately $106,000 for the fiscal year ended January 31, 2003, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and a registration statement filed with the SEC.

Audit-Related Fees

   Fees for audit-related services totaled approximately $3,500 for the fiscal year ended January 31, 2004 and approximately $19,000 for the fiscal year ended January 31, 2003. Audit-related services principally include services provided in relation to accounting consultations and other attest services under professional standards.

Tax Fees

   Fees for tax services, including tax compliance, tax advice, and tax planning, totaled approximately $14,050 for the fiscal year ended January 31, 2004 and $73,000 for the fiscal year ended January 31, 2003.

All Other Fees

   Fees for all other services not included above totaled approximately $1,650 for the fiscal year ended January 31, 2004 and $11,000 for the fiscal year ended January 31, 2003, which fees related to the performance of advisory services.

   The Audit Committee negotiates the annual audit fee directly with the Company's independent auditors. The Audit Committee has also established a pre-approval policy whereby Barry H. Frank, Chairman of the Audit Committee, has been delegated pre-approval authority for audit and permissible non-audit services to be provided by the Company's independent auditors. This policy requires that Mr. Frank report to the other members of the Audit Committee any decisions made under this authority at the next scheduled meeting of the Committee.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING


   Any proposal of a shareholder intended to be presented at the Annual Meeting of Shareholders in 2005 must be received at the Company's principal executive offices no later than January 3, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

   A shareholder of the Company may wish to have a proposal presented at the 2005 Annual Meeting, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at the address appearing on the first page of this proxy statement by March 16, 2005, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                  PROCEDURES FOR NOMINATING OR RECOMMENDING FOR
                       NOMINATION CANDIDATES FOR DIRECTOR

   Any shareholder may submit a nomination for director by following the procedures outlined in Section 2-10 of the Company's bylaws. In general,
Section 2-10 provides that a shareholder must provide timely written notice to the Chairman of the Board of Directors of the Company not less than 120 days nor more than 150 days prior to the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. Each such written notice must set forth: (i) the name and address of the shareholder who intends to make the nomination ("Nominating Shareholder");
(ii) the name and address of the beneficial owner, if different than the Nominating Shareholder, of any of the shares owned of record by the Nominating Shareholder ("Beneficial Holder"); (iii) the number of shares of each class and series of shares of the Company which are owned of record and beneficially by the Nominating Shareholder and the number which are owned beneficially by any Beneficial Holder; (iv) a description of all arrangements and understandings between the Nominating Shareholder and any Beneficial Holder and any other person or persons (naming such person or persons) pursuant to which the nomination is being made; (v) the name and address of the person or persons to be nominated; (vi) a representation that the Nominating Shareholder is at the time of giving of the notice, was or will be on the record date for the meeting, and will be on the meeting date a holder of record of shares of the Company entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (vii) such other information regarding each nominee proposed by the Nominating Shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (viii) the written consent of each nominee to serve as a director of the Company if so elected.

   In addition, the Nominating Committee has adopted a policy permitting shareholders to recommend candidates for director under certain circumstances. The Nominating Committee will only consider nominating a director candidate recommended by any shareholder who has been a continuous record owner of at least 1% of the common stock of the Company for at least one year prior to submission of the candidate's name and who provides a written statement that the holder intends to continue ownership of the shares through the annual meeting of shareholders. Notice must be given to the Nominating Committee of shareholder nominees no more than 150 days and no less than 120 days prior to the anniversary date of this proxy statement. A candidate recommended by a shareholder shall, at a minimum, possess a background that includes a solid education, extensive business experience and the requisite reputation, character, integrity, skills, judgment and temperament, which, in the Nominating Committee's view, have prepared him or her for dealing with the multi-faceted financial, business and other issues that confront a Board of Directors of a corporation with the size, complexity, reputation and success of the Company.

                            HOUSEHOLDING INFORMATION

   In December of 2000, the Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

   This year, the Company and a number of brokers with accountholders who are shareholders of the Company will be "householding" the Company's proxy materials and annual report. As indicated in the notice previously provided by the Company and these brokers to the Company's shareholders, a single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from the Company or your broker that it or they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement or annual report, please contact the Company at the address or telephone number appearing on the first page of this proxy statement, directing your request to the attention of Corporate Counsel, or notify your broker.

   Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact the Company at the address appearing on the first page of this proxy statement, directing the request to the attention of Corporate Counsel, or should contact their broker.

                                    FORM 10-K

   The Company will provide without charge to each person solicited by this Proxy Statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K including financial statements and the schedules thereto. Such written requests should be directed to the Company at 9401 Blue Grass Road, Philadelphia, Pennsylvania 19114, Attention: Corporate Counsel.

                                                                     ADDENDUM A

                                 DEB SHOPS, INC.
                             AUDIT COMMITTEE CHARTER
                            (As of February 2, 2004)

I. PURPOSE

   The principal purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the integrity and audits of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance of the Company's systems of internal accounting and financial controls, and the qualifications and independence of the Company's outside auditor.

   In discharging its oversight role, the Committee is empowered to address any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. Specifically, in accordance with the Sarbanes-Oxley Act of 2002 (the "Act"), rules promulgated by the U.S. Securities and Exchange Commission (the "Commission") thereunder and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), the Committee shall be responsible for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall treat such complaints confidentially and anonymously, as required by the Act, the rules promulgated thereunder and the rules of Nasdaq.

II. MEMBERSHIP

   The Committee shall be comprised of no fewer than three members of the Board, one of whom shall be appointed as the Committee's chairperson. The Committee's composition and members shall meet the requirements of the rules of Nasdaq. All of the members shall meet the independence and experience requirements of Nasdaq, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board at its annual organizational meeting and shall serve until their successors shall be duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership. The Committee shall report through its chairperson to the Board following meetings of the Committee.

III. KEY RESPONSIBILITIES

   The Committee shall have the sole authority to select the outside auditors (subject, if applicable, to shareholder ratification) who will perform the audit of the Company, considering independence and effectiveness, and approve the fees and other compensation to be paid to the outside auditors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the outside auditors for the performance of such services. The Committee shall be responsible for and have the authority to resolve disagreements between management and the auditors regarding financial reporting. The outside auditors shall report directly to the Committee.

   At least annually, the Committee shall obtain and review a report by the outside auditors describing the following: (1) the firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, consistent with Independence Standards Board Standard 1, and any steps taken to deal with any such issues; and (3) in order to assess the outside auditors' independence, all relationships between the outside auditors and the Company. The Committee shall be responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

   The Committee shall pre-approve or establish policies and procedures pre-approving all audit and permitted non-audit services provided by the outside auditors, both as to the permissibility of the auditors performing such services and as to the amount of fees to be paid in connection therewith, subject to the de minimis exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Committee prior to the completion of the audit. The Committee may delegate preapproval authority to one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such designee(s) to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. Policies and procedures for the pre-approval of audit and permitted non-audit services must be detailed as to the particular service and must not delegate the Committee's responsibilities to management. The Committee must be informed of each service rendered pursuant to any such policies or procedures.

   The Committee shall have the authority to engage and determine funding for outside legal, accounting or other advisors to advise the Committee and shall, as appropriate, obtain advice and assistance from such advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the outside auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services, (ii) compensation to any outside legal, accounting or other advisors employed by the Committee, and (iii) ordinary administrative expenses to the Committee that are necessary or appropriate in carrying out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

   The Committee shall review and approve all related-party transactions.

   The Committee shall make regular reports to the Board. The Committee shall review and reassess this Charter at least annually and recommend any proposed changes to the Board for approval. The Committee shall have this Charter published, in its then current form, at least every three years in accordance with, and to the extent required by, regulations promulgated by the Commission. The Committee shall annually review the Committee's own performance.

   Consistent with the above, the Committee shall, to the extent it deems necessary or appropriate:

   A. Financial Statement and Disclosure Matters

   1. provide an open avenue of communication among management, appropriate Company personnel, the outside auditors and the Board.

   2. review with management and the outside auditors the audited financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In connection therewith, the Committee shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented.

   3. prior to the Company's filing of each quarterly report on Form 10-Q with the Commission, review with the outside auditors the Company's interim financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in such Form 10-Q and the matters required to be discussed by SAS No. 71, as it may be modified or supplemented.

   4. discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, disclosure controls and procedures and/ or internal control over financial reporting and any special steps adopted in light of material control deficiencies.

   5. receive and review regular reports from the outside auditors with respect to: (1) the critical accounting policies and practices of the Company; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors; and (3) other material written communications between the outside auditors and management, such as any management letter or schedule of unadjusted differences.

   6. discuss with management earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.

   7. discuss with management and the outside auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

   8.   discuss policies with respect to risk assessment and risk management.

   9. review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

   B. Oversight of the Company's Relationship with its Outside Auditors

   10. review the proposed scope of the audit, the proposed staffing of the audit to ensure adequate coverage, as well as appropriate coverage consistent with Sections 203 and 206 of the Act, and the fees proposed to be charged for such audit.

   11. ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the outside auditors on a regular basis.

   12. set clear hiring policies for employees or former employees of the Company's outside auditors.

   C. Financial Reporting Process

   13. discuss with management, appropriate Company personnel and, without management present, the outside auditors, the quality and adequacy of the Company's internal accounting and financial controls, including internal control over financial reporting and disclosure controls and procedures, and elicit any recommendations for the improvement of such controls or particular areas where new or more detailed controls or procedures are desirable.

   14. review management's assertion on its assessment of the effectiveness of the Company's internal control over financial reporting as of the end of the most recent fiscal year and the outside auditors' report on management's assertions.

   15. in consultation with the outside auditors, review the integrity of the financial reporting processes, both internal and external.

   16. consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

   17. consider and, if appropriate, make changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management.

   D. Process Improvement

   18. review with the Company's outside auditors any audit problems or difficulties and management's response.

   19. review any significant disagreement between management and the outside auditors in connection with the preparation of the financial statements.

     20. review with the outside auditors and with management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented; this review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

   E. Ethical and Legal Compliance

     21. obtain from the outside auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

     22. review and update periodically the Company's Code of Business Conduct & Ethics and insure that management has established a system to enforce such codes.

     23. review management's monitoring of the Company's compliance with such code and periodically determine that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     24. review legal compliance matters, including corporate securities trading policies, with Company counsel.

     25. review with Company counsel any legal matter that could have a significant impact on the financial statements.

     26. review and update periodically the Company's procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or audit matters.

     27. annually prepare a report to the Company's shareholders as required by Item 306 of Regulation S-K, and submit such report for inclusion in the Company's annual proxy statement.

     28. maintain minutes of meetings of the Committee and periodically report to the Board on significant results of the foregoing activities.

     29. perform any other activities consistent with this Charter, the Company's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

IV. LIMITATION OF COMMITTEE'S ROLE

   The Committee is to serve in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as the Company's outside auditors, have more time, knowledge and detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any certification as to the outside auditors' work.

                                                                     ADDENDUM B

                                 DEB SHOPS, INC.
                          Nominating Committee Charter

   This Charter has been adopted by the Board of Directors (the "Board") of DEB SHOPS, INC. (the "Company") to govern its Nominating Committee (the "Committee"), which shall have the authority, responsibility and specific powers described below.

Purposes. The Committee's purposes are to identify individuals qualified to become members of the Board and recommend that the Board select, the director nominees for the next annual meeting of shareholders, all in accordance with applicable laws or regulations of the Securities and Exchange Commission and other governmental authorities, applicable rules of the Nasdaq National Market ("Nasdaq") and/or any other stock exchange where the Company's securities are from time to time listed (collectively, "Applicable Requirements").

Goals and Responsibilities.

1) The Committee shall perform its duties in a manner consistent with the criteria set forth in this Charter for selecting new directors.

2) The Committee shall: establish processes for developing candidates for Board membership and conducting searches for new candidates for Board membership as necessary or advisable; establish policies and procedures for the consideration of nominees for Board membership recommended by shareholders; and recommend to the Board a slate of director nominees to be elected at each annual meeting of the Company's shareholders.

3) The Committee shall, from time to time: evaluate the appropriate size of the Board and recommend any increase or decrease with respect thereto; evaluate the composition of the Board and recommend any changes to such composition so as to best reflect the objectives of the Company and the Board; and recommend candidates to fill vacancies or new positions on the Board, as necessary or advisable.

4) The Committee shall review this Charter from time to time for adequacy and recommend any changes to the Board.

Criteria for Selecting New Directors. The Committee, in recommending the selection of nominees for director, shall do so based on such nominee's integrity, skill, leadership ability, financial sophistication and capacity to help guide the Company, and based on such other considerations as the Committee shall deem appropriate. In addition, the Committee shall consider all Applicable Requirements with regard thereto. To the extent the Committee establishes any specific, minimum qualifications that must be met by any nominee for membership on the Board, or any specific qualities or skills any such nominee must possess, the Committee will insure that such qualifications, qualities or skills are described in the Company's proxy statement or elsewhere as mandated by Applicable Requirements.

Committee Member Qualifications. The members of the Committee shall satisfy any Applicable Requirements, including the "independence" requirements of Nasdaq from time to time in effect and applicable to the Company. Committee members shall be appointed and removed by the Board. A member of the Committee shall be selected by the Board to serve as the Committee's chairperson. The Committee may delegate its authority to a subcommittee comprised solely of its members.

Committee Size, Meetings and Reporting. The Committee shall be comprised of at least three members and conduct at least one meeting per year, or more if deemed appropriate by its chairperson or a majority of its members. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, quorum and voting requirements as are applicable to the Board. The Committee shall make regular reports to the Board.

Advisors. The Committee, with the approval of the Board, shall have the authority to retain and terminate any search firm or other advisors it deems appropriate to be used to identify director candidates.

Adopted by the Board of Directors: February 2, 2004

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                 DEB SHOPS, INC.

                                  May 19, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


  \/ Please detach along perforated line and mail in the envelope provided. \/

--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
--------------------------------------------------------------------------------

1.   Election of Directors:
                                      NOMINEES:
|_|  FOR ALL NOMINEES                 o   Barry H. Feinberg
                                      o   Barry H. Frank
|_|  WITHHOLD AUTHORITY               o   Ivan Inerfeld
     FOR ALL NOMINEES                 o   Ned J. Kaplin
                                      o   Marvin Rounick
|_|  FOR ALL EXCEPT                   o   Jack A. Rounick
     (See instructions below)         o   Warren Weiner

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                               |_|



2. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy when properly executed will be voted as specified above. If not otherwise specified, this Proxy will be voted FOR the election of the nominees of the Board of Directors named in Item 1.


                PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.



Signature of Shareholder                                       Date:
                         -----------------------------------        -----------

Signature of Shareholder                                       Date:
                         -----------------------------------        -----------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 DEB SHOPS, INC.

                  9401 Blue Grass Road, Philadelphia, PA 19114


   The undersigned hereby appoints Marvin Rounick and Warren Weiner, and each of them, proxies with full power of substitution to vote all the shares of Common Stock of Deb Shops, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 19, 2004, at 10 A.M., local time, and at any adjournment or postponement thereof, upon the following matters set forth in the notice of such meeting.



                (Continued and to be signed on the reverse side)